Exhibit 99.1

Helius Medical Technologies
A Revolution in Mind
May 2017
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT

Legal Disclaimers
This presentation contains forward-looking statements and forward-looking information as such terms are defined under applicable U.S. federal securities and Canadian securities legislation. All statements other than statements of historical fact contained in this presentation constitute forward-looking statements and forward-looking information, including, without limitation, statements containing the words “believe”, “may”, “plan”, “should”, “predict”, “potential”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “seek”, “mission”, “goal” and similar words, variations, expressions or the negative thereof. Forward-looking statements are necessarily based on estimates and assumptions made by management of the Helius Medical Technologies, Inc. (“Helius”, “we” or the “Company”) in light of experience and perception of historical trends, current conditions and expected future developments, as well as the factors management of the Company believes are appropriate. Forward-looking statements and information in this presentation include but are not limited to statements relating to:
the potential results of the Company’s ongoing and planned clinical trials;
the Company’s estimate of the size of the potential markets for its products;
the estimated clinical, regulatory and commercial milestones and the timelines for achieving such milestones;
the Company’s ability to enroll and successfully complete, clinical trials;
the expected timelines for patent filings and issuance;
the Company’s future manufacturing strategy;
the therapeutic benefits, effectiveness and safety of the Company’s product candidates;
whether the Company will receive, and the timing and costs of obtaining, regulatory clearances in the U.S., Canada, EU and Australia;
regulatory developments and the regulatory environments in which the Company operates; and
anticipated trends and challenges in the Company’s business and the markets in which it operates.
Such statements reflect management of the Company’s current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, among others:
risks related to the Company’s limited operating history;
the Company being dependent on the ability and expertise of its Chief Executive Officer, Chief Medical Officer and a very limited number of employees;
the Company having incurred losses since its inception and its anticipation that it will continue to incur substantial net losses for the foreseeable future and may never achieve or sustain profitability;
risks relating to the Company requiring additional financing to carry out its plan of operations;
the Company’s independent registered public accounting firm having included an explanatory paragraph relating to the Company’s ability to continue as a going concern in its report on the Company’s audited financial statements for the year ended March 31, 2015, as amended on January 11, 2016;
the Company’s failure to maintain effective internal controls over financial reporting;
risks related to the Company raising additional capital by issuing securities or through debt financing or licensing arrangements that may cause dilution to existing shareholders, restrict its operations or require the Company to relinquish proprietary rights;
risks concerning the Company only having one product candidate, which is still in development, and the Company not having obtained clearance from the United States Food and Drug Administration (the “FDA”), CE Mark, TGA (Australia) or Health Canada with respect thereto;
the Company’s dependence on outside scientists and third-party research institutions for its research and development in order to be able to commercialize its product candidates;
the risk that if the Company fails to obtain FDA clearance for commercialization of or otherwise fails to ensure that the PoNS™ device is available for purchase by the U.S. Government by December 31, 2017, the Company will be subject to significant risk of loss of data and proprietary rights and a US$2,000,000 contract penalty payable to A&B pursuant to the Strategic Agreement with A&B;
the risk that the Strategic Agreement with A&B may be terminated;
risks related to the limited market awareness of the Company and its product;
risks related to the neuromodulation market being new and growing but undefined;
the Company’s PoNS™ technology being a new “untested” form of neurostimulation therapy and the medical community tending to be very conservative in adopting new therapies;
risks related to the Company needing to expand its products beyond its single product by commercializing new product candidates, and the Company not being able to do so in a timely fashion and at expected costs, or at all; and
development by others of new or improved devices or products that may result in the Company’s present and future products from becoming obsolete.
This presentation speaks as of its date and we, our advisors, and our and their affiliates and representatives undertake no obligation to update, revise or correct the information contained herein, except as required by law.
This presentation contains industry and market data that we obtained from independent industry publications. We have not independently confirmed this data and, although we believe it is generally reliable, it involves a number of assumptions and limitations, it is inherently imprecise, and you are cautioned not to place undue reliance on it.
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT
2

Helius Medical Technologies Management
Philippe Deschamps
President and CEO Chairman and Director
• Over 30 years in the health sciences industry
• Former CEO at MediMedia Health Marketing Services (Division of inVentiv Health)
• Former President and CEO at GSW Worldwide
• Former Director of Neuroscience Marketing at Bristol-Myers Squibb
Joyce LaViscount
CFO and COO
• 29 years in the health sciences industry
• Accomplished pharmaceutical/healthcare public company CAO
• Former Executive Director/group controller at Aptalis Pharmaceuticals
• Former Chief Operating Officer and CFO MM Pharmaceutical Solutions
Jonathan Sackier
Chief Medical Officer
• 31 years in the health sciences industry
• Trained surgeon and pioneer of new medical technologies
• Has helped build several companies including medical technology, research and product-design and medical contract sales organizations
Experienced management team with expertise in health sciences and commercialization
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT
3

Equity Overview: Helius Medical Technologies
Tickers: HSM:TSX, HSDT:OTCQB
Market Cap 5/17/17:
US$129.0 M
Shares Outstanding as of 5/17/17: 91.25 M
Price: HSM.T - CAD$2.06
| HDST - US$1.56
Shares Incl. Warrants & Options as of 5/17/17: 111.4 M
52 Week High: CAD$2.59 | 52 Week Low: CAD$1.01
Mgmt Ownership as of 5/17/17: 32.5 M (39.9 M Incl. Options)
Average Daily Volume: 92,370
3/31/17 Cash & Equivalents: US$7.7 M, $0 Debt
Gross Proceeds from 2/17 Offering: $9.5 M
Chart
HSM.TO My Template
HSM.TO 0.02 H2.10 L2.05 C2.06 Daily HSMTO N/A Short Interest Shares Daily Short Interest Shares Volume 90.4K
Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Price CAD 2.6 2.4 2.2 2.06 2.0 1.8 1.6 1.4 1.2 1.0 900.0K 500.0K 100.0K
2016 2017 2016 2017
*as of 05/18/17
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT
4

Helius Medical Technologies
Developing a platform technology for the treatment of symptoms of neurologic disease or trauma
Portable Neuromodulation Stimulator (“PoNS™”)
• Delivers specially-patterned nerve impulses to the lower brainstem through disposable appliance placed on the tongue
• Combined with specialized physiotherapy may help treat patients with chronic neurological symptoms caused by disease or trauma
• Used investigationally with over 250 patients at the University of Wisconsin-Madison. Tests in pilot studies (MS, TBI and CP) and case series in other neurologic diseases have generated encouraging results.
• Pivotal study for the treatment of symptoms of TBI (120 subjects, multiple sites) currently enrolling
• FDA submission expected 2H 2017
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT
5

The Inventors of PoNS™ Technology
TACTILE COMMUNICATION AND
NEUROREHABILITATION LABORATORY (“TCNL”)
UNIVERSITY OF WISCONSIN–MADISON
Department of Biomedical Engineering
THE UNIVERSITY WISCONCIN MADISON
Founded in 1992 by a pioneer of neuroplasticity, Dr. Paul Bach-Y-Rita
• Research center using various areas of science to study the theory and application of applied neuroplasticity, the brain’s ability to reorganize in response to new information, needs, and pathways
• Research objective to develop solutions for sensory and motor disorders
TCNL Project Directors: Mitchell E. Tyler, Kurt Kaczmarek, Yuri P. Danilov
• Over 20 years of individual experience in their respective fields of neuroscience, biomedical science and engineering
• Co-discoverers of the retention effect and neurorehabilitation potential of tongue electrotactile stimulation
• Recognized experts in electrotactile stimulation
• Invented core tongue display technology
Key Publications
1. Danilov YP et al. “New Approaches to neurorehabilitation: cranial nerve non-invasive neuromodulation (CN-NINM) technology. SPIE
Proceedings. 2014.
2. Tyler ME et al. “Non-invasive neuromodulation to improve gait and chronic multiple sclerosis: a randomized double-blind controlled pilot trial. J. NeuroEngineering and Rehabilitation. 2014.
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com |
TSX: HSM | OTCQB: HSDT
6

Third-Party Review of Early Stage Data

Optum Retrospective Analysis: The Use of PoNS™ Therapy Led to Better Outcomes in Patients With Resistant Neurological Conditions

OPTUM

Study	Test	Subjects	Statistically Significant ($p<0.05$)?
MS Pilot	Dynamic Gait Index (DGI)	13	Yes
MS - RCT		10	Yes
NIMN Balance Disorders		23	Yes
TOTAL		**46**	**Yes**
MS Pilot	Multiple Sclerosis Impact Scale (MSIS-29)	12	Yes
MS - RCT		10	Yes
TOTAL		**22**	**Yes**
NIMN	Sensory Organization Test (SOT)	10	Yes
Stroke		5	Yes
TOTAL		**15**	**Yes**
NIMN	Activities-Specific Balance Confidence Scale	15	Yes
TOTAL		**15**	**Yes**

- The **Dynamic Gait Index (DGI)** is a clinical tool to assess gait.
- The **Multiple Sclerosis Impact Scale (MSIS-29)** is a 29-item self-report rating scale for measuring the physical and psychological impact of multiple sclerosis (MS).
- The **Sensory Organization Test (SOT)** is a composite score calculated and normalized for age and gender. A composite change of 5 points or greater is considered statistically significant.
- The anecdotal nature of the Optum analysis would not be suitable for a regulatory submission

Helius www.heliusmedical.com | TSX: HSM | OTCQB: HSDT

7

Results from Multiple Sclerosis Pilot*Study
fMRI Changes Vs Healthy Controls
14 subject study: All received physiotherapy with 7 receiving
PoNS™ device stimulation and 7 in the sham group.
**VOIs BOLD signal vs. Healthy Controls
Left DLPFC
% BOLD Change
*
1
0.8
0.6
0.4
0.2
0
***
Group A
Group B
Pre PoNS Post PoNS
Right DLPFC
% BOLD Change
*
1
0.8
0.6
0.4
0.2
0
Group A
Group B
Pre PoNS
Post PoNS
rACC
% BOLD Change
1
0.8
0.6
0.4
0.2
0
Group A
Group B
Pre PoNS
Post PoNS
* See appendix
**dorsolateral prefrontal cortex (DLPFC)
***rostral anterior cingulate cortex (rACC)
Mean and 95% quantile of healthy control’s BOLD signal change
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com | TSX: HSM | OTCQB: HSDT
8

Results from Multiple Sclerosis Pilot Study
Working Memory fMRI*
Group A: Post PoNS™ device training fMRI shows significant increase in BOLD signal in the left DLPFC** (t=3.55, p=0.01), rACC*** (t=3.057, p=0.02) and a trend for significance in the right DLPFC (t=2.3, p=0.06).
Group A
Pre-PoNS Active Arm Post-PoNS
8 7 6 5 4 3
DLPFC (BA 9/46)
raCC (BA 32)
DLPFC (BA 9/46)
y=24
WM:
8 7 6 5 4 3
DLPFC (BA 9/46)
raCC (BA 32)
DLPFC (BA 9/46)
y=24
WM:
Pre vs. Post PoNS
% BOLD Signal Change in Frontal ROIs
% BOLD Change
0.8
0.6
0.4
0.2
0
P=0.01 * P = 0. 02
Left DLPFC
Right DLPFC
rACC
Pre-PoNS Post-PoNS
Group B: Baseline as well as post-PoNS™ fMRI shows sub-threshold peaks in bilateral DLPFC and rACC. Paired-t tests comparing pre and post PoNS™ scans did not reveal any significant changes.
Group B
Placebo Arm
Pre-PoNS
Post-PoNS
8 7 6 5 4 3
DLPFC (BA 9/46)
raCC (BA 32)
DLPFC (BA 9/46)
y=28
WM:
8 7 6 5 4 3
DLPFC (BA 9/46)
raCC (BA 32)
DLPFC (BA 9/46)
y=28
WM:
Pre vs. Post PoNS
% BOLD Signal Change in Frontal ROIs
% BOLD Change
0.8
0.6
0.4
0.2
0
Left DLPFC
Right DLPFC
rACC
Pre-PoNS Post-PoNS
* See appendix
**dorsolateral prefrontal cortex (DLPFC)
***rostral anterior cingulate cortex (rACC)
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 9

Cerebral Palsy (CP) Pilot Study*
65 subject (45 active/20 control) study included children (ages 3-13) with Gross Motor Function Classification Scores (GMFCS) ranging from II-IV
All subjects received 10 days of standard physiotherapy and movement control therapy with the active group receiving 20-25 minutes of concomitant electro-lingual neurostimulation with PoNS™
Primary endpoints of spasticity and balance were scored by Ashworth Scale (spasticity), Berg Scale (Balance) and GMFCS. Secondary endpoints included preferred walking speed, step length, lower extremity strength and quality of life measures
Statistically significant improvements over baseline in spasticity (p<0.005), and lower limb gross motor function (p<0.00001), were reported in favor of the active group
Positive changes in quality of life, cognitive function, and social status were also observed.
The researchers concluded physiotherapy concurrent with the PoNS™ device can improve motor control in subjects with CP
Assessment of spasticity base on the Ashworth scale for the upper extremities
Ashworth Index
3.4
3.2
3
2.8
2.6
2.4
First group
Second group
* p=0.017
* p=0.0007
Prior To Training After Training
Assessment of spasticity base on the Ashworth scale for the upper extremities
Ashworth Index
3.0
3.4
3.3
3.2
3.1
3
2.9
First group
Second group
* p<0.005
Prior To Training After Training
Assessment of Balance on the Berg Scale
Berg Index
30
25
20
First group
Second group
Prior To Training
After Training
* p<0.0001
* p<0.0001
Assessment of general motor skills based on the GMCFS scale
Index GMFCS
5
3
5
2
First group
Second group
* p<0.0001
Prior To Training
After Training
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 10

Therapeutic Areas With Potential PoNSTM Utility*
Indication
Traumatic Brain Injury (TBI)
Multiple Sclerosis
Cerebral Palsy
Cognition and Human Performance
Stroke
Parkinson’s Disease
Alzheimer’s Disease
Depression
PTSD
Helius Involvement
Ongoing Registrational Clinical Trial
Pilot Study Complete
Potential for Future Development
* See appendix
Helius MEDICAL TECHNOLOGIES
www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 11

PoNS™ Ongoing Pivotal Trial in TBI
Clinical Study Title A double-blind, randomized, sham-controlled study of the safety and effectiveness of the PoNS™ device for cranial nerve noninvasive neuromodulation (“CN-NINM”) training in subjects with a chronic balance deficit due to mTBI.
Indication Chronic balance deficit due to non-severe TBI
Start Date August 2015
Expected Completion Q3:17
Description
Helius as sponsor launched a Pivotal Phase III clinical trial in conjunction with US Army
Medical Research and Material Command at:
Montreal NeuroFeedback Centre (Montreal, QB)
Oregon Health and Science University (Portland, OR)
Orlando Regional Medical Center (Orlando, FL)
HealthTech Connex (Surrey, BC)
VCU (Richmond, VA)
MedStar National Rehabilitation Center (Washington, D.C.)
University of Wisconsin (Madison, WI)
Patient Enrollment
120 patient double-blind, active control study
Primary endpoint is improvement in chronic balance deficit at 5 weeks
Long Term Treatment Study (Fully Enrolled) to end on May 26, 2017
Tactile Communication Neurorehabilitation Laboratory at University of Wisconsin-Madison
Sponsored by US Army
44 patients (active/sham; 14-weeks active treatment, 12-week washout)
Helius MEDICAL TECHNOLOGIES
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Clearly Defined Regulatory Pathway
FDA deemed the study of the PoNSTM for mild-moderate TBI a ‘non-significant risk
(NSR) device study’ under the IDE regulations
Assessed the study as not posing a significant risk to human subjects
FDA guidance points to 120-day regulatory review upon submission for de novo clearance for Class II
FDA indicated that a de novo request for classification into Class II for the mild-moderate TBI indication would be an appropriate path to seek marketing authorization
Balance disorder related to non-severe TBI
FDA reviewed and provided feedback on the registrational trial protocol
Primary endpoint is improvement in balance at week 5 as measured by Sensory Observation Test (SOT)
Concurrent to FDA filing, seeking EU CE Mark, Health Canada MDL and TGA approval ISO 13485 received in December 2016 from LRQA an independent organization to review companies quality systems
Helius MEDICAL TECHNOLOGIES
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Anticipated PoNS™ Clinical Milestones

Helius MEDICAL TECHNOLOGIES

	Pre-clinical	Pilot Study	Begin FDA Reg. Trial	Complete FDA Reg. Trial	Submit FDA Filing	Obtain Clearance/ Approval
PoNS™ 4.0 Device | Cranial Nerve Non-Invasive Neuromodulation + Physical Therapy						
CLINICAL STAGE PROGRAMS						
Traumatic Brain Injury			*Q3:15*	*Q3:17*	*Q4:17*	*1H:18*
Multiple Sclerosis (1)			*Q2:17*	*Q2:18*	*Q3:18*	*Q4:18*
Confirmatory Study (FDA approval not required)						
			Expanded Protocol	Validate Endpoint	Cognition related neurological disease pilot (1)	
Cognition			*Q1:17*	*Q3:17*	*Q3/Q4:17*	

(1) Current plan based on availability of funding

Helius www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 14

Funding From U.S. Army Medical Research and Material Command
CRADA with the U.S. Army Medical Research and Material Command effective February 2013
U.S. Army commits non-dilutive funding and resources for PoNS™ research
$1.8M+ in expense reimbursement received on the project to date; additional $0.5M earned based on completion of subject milestones yet to be received
U.S. Army provides regulatory support, facilities and personnel as needed
December 2015 modification extends CRADA through December 2017 and expands PoNS™ research into fully-funded tinnitus, PTSD, sleep disturbances and pain studies if the initial TBI trial results are positive
Sole Source Cost-Share Contract executed July 2015 for TBI Trial
Significant financial support for TBI clinical and registrational trial
Helius sponsor of regulatory and clinical development
HELIUS MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 15

Traumatic Brain Injury Market

- **Large Population:** 2.1 million people with balance disorder related to non severe TBI[1]
- **Unmet Need:** Current treatment paradigm offers few viable therapeutic options

Military



Common Types of TBI due to Military Activity:
- Explosive blast injury
- Overpressure
- Penetrating injury
- Diffuse axonal injury

- 30,000/year active duty soldiers withTBI[2]
- 200,000 retired soldiers diagnosed with TBI[3]
- 20-30% of new cases result in chronic symptoms[4]

Athletic / Civilian



Causes of Civilian TBI:
- Blunt trauma
- Motor vehicle accident
- Sports related injury
- Assaults

- 1.7M new cases of TBI reported in U.S. each year[5]
- 20-30% of new cases result in chronic symptoms[4]
- 3.2 - 5.3M living with TBI related disability[6]

[1,2,3,4,5,6] *see appendix*

Helius www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 16

Building a Moat: Extensive IP Portfolio
Exclusively licensed from inventors (4% royalty):
7 US Medical Method Patents Issued
Skin Stimulation + Physical Therapy = Therapeutic Outcome
Skin Stimulation + Cognitive Therapy = Therapeutic Outcome
Oral Cavity Stimulation + Physical Therapy = Therapeutic Outcome
Oral Cavity Stimulation + Cognitive Therapy = Therapeutic Outcome
Oral Cavity Stimulation with Pulse Generator + Exercise = Therapeutic Outcome
Oral Cavity Stimulation + Cognitive Therapy = Treatment of Tinnitus and other Neurological Disorders
Oral Cavity Stimulation + Exercise = Enhanced Human Performance
1 US Patent Application Pending
Oral or Skin Stimulation + Physical or Cognitive Exercise = Enhanced Human Performance
1 US Application Forthcoming – to be filed Q2 2017: Treatment of Addiction
Patents owned by Helius (no royalty):
24 US Patents Issued
1 US Patent Application Allowed
3 US Patent Applications Pending
1 US Patent Application Forthcoming – to be filed Q2 2017: Mouth-Breathing and Retainer Features
11 Non-US Design Patents Issued: Europe (1); Canada (7); Russia (3)
3 International Patent Applications Pending
1 Eurasian National Phase Patent Application Pending – filed in 2017: Methods of Providing Physical and Cognitive Therapy
Helius patents transferred to CMS (China Medical System Holdings):
3 Chinese Design Patents
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 17

PoNS™ Therapy Healthcare Transaction Model
1 • Patient agrees to PoNS™ Therapy - purchases a device and 5 Weeks with Certified Physical Therapy Center/Therapist accredited in PoNS™ training
• Patient pays for to PoNS™ Therapy Device (only) through self-pay
2 • PoNS™ Accredited Physical Therapist receives device from the patient, initializes device for use and schedules therapy sessions with patient
3 • Physical Therapist performs training for patient based on diagnosis and needs
• Physical Therapist obtains reimbursement for services from existing private and public insurance or self-pay
• Physical Therapist discharges patient to home therapy
4 • Physical Therapist monitors the patient on a weekly basis for 3 weeks to ensure compliance and adherence to treatment protocol and reports results to physician
• Physician evaluates patient progress provided by the PT when 5 weeks of therapy are completed and renews Rx as warranted
Part 1: In-Clinic Training
(2 Weeks)
Part 2: In-Home Therapy
(3 Weeks)
Physical Therapy Effectiveness Assessment
(by Physical Therapist and Prescribing Physician)
Additional In-Home Therapy
Repeated Until Progress Levels Off
(5 Week Increments)
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 18

Helius Corporate Activity Estimated Timeline
Q1 2017
• S-3, $100M U.S. Shelf Effective
• Complete MJDS Base Prospectus in Canada
• Completed $9.5M Registered Offering February 2017
• Begin work on MS registrational trial
• Launch 3 new sites for TBI registrational trial and increase enrollment rate
Q3 2017
• Complete TBI Registrational Trial (5-week)
• Complete Cognition Pilot Study
• Relocate to new leased office space
• Launch complimentary research studies
• Begin preparation of FDA Submission File
• Select Contract Manufacturing Partner
• Develop distribution infrastructure
• Initiate physiotherapy and rehabilitation center partnerships
• Continue pricing and reimbursement policy work and development of HUB services
• Pre-submission meeting with FDA
2018 (1st half)
• FDA Clearance, CE Mark Approval (Europe), Health Canada Approval and TGA (Australia) Approval
• Full Commercialization Infrastructure and Launch
• Full Manufacturing and Distribution Capabilities
Q1 2017 Q2 2017 Q3 2017 Q4 2017 1H 2018
Q2 2017
• Complete TBI trial enrollment
• Complete Long Term TBI trial (UW Madison)
• Annual Shareholders Meeting – June 5th
• Projected Completion of Engineering Device testing and plan Device Verification testing for FDA submission
• Begin Contract Manufacturing partner selection
• Build US Institutional Relationships
• Launch Business Development and Partnership Opportunities
Q4 2017
• Complete Performance Testing and FDA Submission Requirements
• Submit de-novo application to FDA
• Submit to Health Canada, TGA
• File CE Mark Europe
• Manufacture launch quantities
• Initiate build of commercial infrastructure and staff
• Execute partnerships with targeted physical therapy and rehabilitation centers
Subject to the availability of additional funding, among other factors
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT

Helius MEDICAL TECHNOLOGIES
Investor Contact:
Phil Deschamps
pdeschamps@heliusmedical.com
Josh Berg
josh@bergcapitalmarkets.com
Helius Medical Technologies, Inc. | 41 University Drive, Suite 400 | Newtown, PA 18940
T: 215 809-2018 | E: info@heliusmedical.com | W: www.heliusmedical.com
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 20

APPENDIX AND REFERENCES
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT

Funding to Date
TCNL Lab funding:
• $7.1M ($3.0M NIH grants, $4.1M in cash donations from treated subjects) – 2008-2013 Cash from Securities Offerings:
• $7.0M initial investment in connection with reverse merger – Q2 2014
• $1.0M convertible debenture – Q2 2014
• $2.8M non-brokered private placement – Q2&Q3 2015
• $7.0M A&B Company (China) strategic investment – Q4 2015
• $8.0M US private placement/prospectus offering in Canada – Q2 2016
• $1.4M from exercise of warrants– Q2 2016
• $9.5M from underwritten registered public offering – Q1 2017
$36.7M total funding through February 16, 2017
Additional Non-Dilutive Funding: US Army
• $1.8M expense reimbursement received through September 30, 2016, from sole source contract;
$0.5M receivable as of 3/31/17 based on milestone completion ($3M total commitment)
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 22

Scientific Advisory Board

Jonathan Sackier, M.D., Chairman Scientific Advisory Board

Ron Alterman, M.D., M.B.A.
Harvard professor
Neurosurgeon at Beth Israel (BIDMC)
Expertise in movement rehabilitation

Carl Hauser, M.D.
Director of Trauma at BIDMC
Visiting professor of Surgery at Harvard Medical School

Scott Parazynski, M.D.
Former NASA astronaut
Inventor/leader in the medical device/research fields

Catherine Cho, M.D. MSCR
Assistant Professor in the Department of Neurology at The Icahn School of Medicine at Mount Sinai

Jennifer Sweet, M.D.
Department of Neurological Surgery University Hospitals Case Medical Center

D. James Surmeier, M.D.
Chair of the Department of Physiology and Director of Parkinson's Disease Research Center at Northwestern University

Reggie Edgerton, M.D., Ph.D
Professor in the Departments of Neurobiology, Integrative Biology and Physiology and Neurosurgery at UCLA
Member of the Brain Research Institute

Rick Celebrini, Ph.D
Physiotherapist, Founder of Fortius Institute,
Retired Canadian professional soccer player
Canadian Medical team member at 3 Olympic games
Head of Sports Medicine and Science for the Vancouver Whitecaps FC

Gale Pollock, R.N.
Former Commander of the US Army Medical Command
Acting Surgeon General of the Army
Fellow at the American College of Healthcare Executives, American Academy of Nursing and National Board of Corporate Directors.

Helius www.heliusmedical.com | TSX: HSM | OTCQB: HSDT
23

Governance – Board of Directors
Philippe Deschamps
• Chairman of the Board, Company CEO
Vice Admiral Ed Straw (retired)
• Director
• Former head of the Defense Logistics Agency at DOD
Blane Walter
• Director
• Partner at Talisman Capital; Former Chairman CEO, InVentiv Health Inc.
Dr. Huaizheng Peng
• Director
• General Manager, International Operations for China Medical Systems
Mitch Tyler
• Director
• Co-inventor of the PoNSTM device
Tom Griffin
• Director, Chair of the Audit Committee
• CFO, Avedro, Inc.
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 24

References
Slide 8: Multiple Sclerosis Pilot Study
1. Helius press release November 15, 2015.
Slide 8/9: Results from MS Pilot Study
1. American Congress of Rehabilitation Medicine (ACRM) has accepted a submission from Helius for a panel discussion – “PoNS™ Therapy: non-invasive investigational cranial nerve neuromodulation to augment therapeutic interventions”– at ACRM’s 93rd Annual Conference (October 30 to November 4, 2016, in Chicago, IL)
2. In January 2017, we received confirmation that the manuscript “Non-invasive tongue stimulation combined with intensive cognitive and physical rehabilitation induces neuroplastic changes in patients with multiple sclerosis: a multimodal neuroimaging study” was accepted for publication in the Journal: Multiple Sclerosis Journal: Experimental, Translational and Clinical. Publication data not set. Slide 8: Results from MS Pilot Study
1. In January 2017, we received confirmation that the manuscript “Non-invasive tongue stimulation combined with intensive cognitive and physical rehabilitation induces neuroplastic changes in patients with multiple sclerosis: a multimodal neuroimaging study” was accepted for publication in the Journal: Multiple Sclerosis Journal: Experimental, Translational and Clinical. Publication data not set. Slide 10: Cerebral Palsy Study
1. Published (in Russian ) “Journal of Restorative Medicine and Rehabilitation” (http://www.vvmr.ru/). Results of the study were presented in an oral session at the International Conference for Innovation in Angio-Neurology held in Moscow on September 23-24, 2016 (http://www.altaastra.com/2016/07/angioneurology), (certified English translation available)
2. Company Press Release Sept 6, 2016
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 25

References
Slide 11: Therapeutic Area With Potential for PoNSTM Utility
• Multiple Sclerosis - http://www.nationalmssociety.org/About-the-Society/MS-Prevalence
• TBI - http://www.cdc.gov/traumaticbraininjury/pdf/TBI_Report_to_Congress_Epi_and_Rehab-a.pdf
• Parkinson’s - http://www.pdf.org/en/parkinson_statistics
• Stroke - http://www.cdc.gov/stroke/facts.htm
• Alzheimer’s - https://www.alz.org/downloads/facts_figures_2014.pdf
• Depression - http://www.nimh.nih.gov/health/statistics/prevalence/major-depression-among-adults.shtml
• - http://www.cdc.gov/nchs/fastats/depression.htm
• PTSD - http://www.adaa.org/about-adaa/press-room/facts-statistics
• - http://www.ptsd.va.gov/professional/PTSD-overview/epidemiological-facts-ptsd.asp
• ADHD - http://www.adhd-institute.com/burden-of-adhd/epidemiology/
• - http://www.cdc.gov/nchs/fastats/adhd.htm
• - http://www.ncbi.nlm.nih.gov/pubmed/16585449
• Chronic Pain - http://www.painmed.org/patientcenter/facts_on_pain.aspx
Slide 16: Traumatic Brain Injury
1. Addressable market: 5.3 million people with chronic disability multiplied by 40% having a balance disorder tied to TBI.
2. http://dvbic.dcoe.mil/dod-worldwide-numbers-tbi
3. http://www.ncsl.org/documents/statefed/health/TBI_Vets2013.pdf
4. http://www.msktc.org/tbi/factsheets/Balance-Problems-After-Traumatic-Brain-Injury 5. http://www.cdc.gov/traumaticbraininjury/pdf/BlueBook_factsheet-a.pdf
6. http://www.cdc.gov/traumaticbraininjury/pdf/TBI_Report_to_Congress_Epi_and_Rehab-a.pdf
Helius MEDICAL TECHNOLOGIES www.heliusmedical.com | TSX: HSM | OTCQB: HSDT 26